SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))

[ X ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                                MINERA ANDES INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

       1)  Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------------
       2)  Aggregate number of securities to which transaction applies:

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       3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: Set forth the amount on which the filing fee is calculated and state how it was determined.

           ---------------------------------------------------------------------
       4)  Proposed maximum aggregate value of transaction:

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       5)  Total fee paid:

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[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:

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       2)  Form, Schedule or Registration Statement No.:

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       3)  Filing Party:

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       4)  Date Filed:

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
                                MINERA ANDES INC.
                            3303 North Sullivan Road
                        Spokane, Washington, 99216 U.S.A.

                                     NOTICE
                                     ------

        OF THE ANNUAL GENERAL AND SPECIAL MEETING OF COMMON SHAREHOLDERS

TO THE SHAREHOLDERS:

TAKE NOTICE that an Annual General and Special Meeting of the Shareholders of Minera Andes Inc. (the Corporation") will be held in the Waterton Room at the Westin Hotel, 320 - 4th Avenue S.W., Calgary, Alberta, at the hour of 10:00 a.m (Calgary time), on June 26, 1998, for the following purposes:

1. to receive and consider the annual report of the board of directors to the shareholders and the audited financial statements of the Corporation, for the fiscal year ended December 31, 1997, and the report of the Auditors thereon;

2.   to fix the number of directors to be elected for the ensuing year;

3.   to elect a Board of Directors for the ensuing year;

4.   to approve an amendment to the Corporation's Stock Option Plan;

5.   to appoint Auditors for the ensuing year;

6. to authorize the directors to fix the remuneration to be paid to the Auditors of the Corporation; and

7. to transact any such other business as may properly be brought before the Meeting or any adjournment thereof.

Shareholders who are unable to attend the Meeting in person are requested to date and sign the enclosed form of Instrument of Proxy and return it in the envelope provided for that purpose.

DATED at the City of Spokane, in the State of Washington, this 15th day of May, 1998.

                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       "Allen V. Ambrose"

                                       Allen V. Ambrose, President


                                    IMPORTANT

It is desirable that as many shares as possible be represented at the meeting. If you do not expect to attend and would like your shares represented, please complete the enclosed instrument of proxy and return it as soon as possible in the envelope provided for that purpose. All proxies, to be valid, must be deposited at the office of the Registrar and Transfer Agent of the Corporation, Montreal Trust Company of Canada, 6th Floor, Western Gas Tower, 530 - 8th Avenue S.W., Calgary, Alberta, T2P 3S8, at least forty eight (48) hours prior to the meeting or any adjournment thereof.

                                 [Minera Logo]



                                    NOTICE OF

                                     - and -

                         MANAGEMENT INFORMATION CIRCULAR

                  FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF
                             COMMON SHAREHOLDERS OF

                                MINERA ANDES INC.



                               DATED JUNE 26, 1998





THIS NOTICE AND MANAGEMENT INFORMATION CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF MINERA ANDES INC. OF PROXIES TO BE VOTED AT THE ANNUAL GENERAL AND SPECIAL MEETING OF ALL COMMON SHAREHOLDERS

                                 TO BE HELD AT:

                                THE WESTIN HOTEL
                             320 - 4th Avenue S.W.
                            Calgary, Alberta, T2P 2S6

                              In the Waterton Room

                             Friday, June 26, 1998,

              Minera Andes Inc. Meeting: 10:00 a.m. (Calgary Time)

                                TABLE OF CONTENTS

                                                                          Page #


SOLICITATION OF PROXIES..................................................... -1-

APPOINTMENT AND REVOCATION OF PROXIES....................................... -1-

ADVICE TO BENEFICIAL SHAREHOLDERS........................................... -2-

VOTING OF PROXIES........................................................... -2-

VOTING SHARES AND SECURITY OWNERSHIP
    OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT............................. -3-

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS............................ -5-
    Compensation of Directors............................................... -5-
    Compensation of Officers................................................ -5-
    Stock Options........................................................... -7-
    Long-term Incentive Plans............................................... -8-
    Stock Appreciation Rights and Restricted Shares......................... -8-
    Stock Option and SAR Repricing.......................................... -8-
    Pension and Retirement Plans and Payments made
      upon Termination of Employment........................................ -8-
    Employment and Management Contracts..................................... -9-
    Stock Option Plan....................................................... -9-
    Description of the Plan................................................ -10-

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS........................... -15-

INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS
         AND IN MATTERS TO BE ACTED UPON................................... -15-

PARTICULARS OF MATTERS TO BE ACTED UPON.................................... -15-

CERTIFICATE................................................................ -21-

                                MINERA ANDES INC.
                            3303 North Sullivan Road
                               Spokane, Washington
                                     U.S.A.
                                      99216

                         MANAGEMENT INFORMATION CIRCULAR
                         -------------------------------

        FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF COMMON SHAREHOLDERS

                                  June 26, 1998


ALL AMOUNTS OF MONEY WHICH ARE REFERRED TO IN THIS MANAGEMENT INFORMATION CIRCULAR ARE EXPRESSED IN LAWFUL MONEY OF THE UNITED STATES UNLESS OTHERWISE SPECIFIED

NOTE: Shareholders who do not hold their shares in their own name, as registered shareholders, should read "Advice to Beneficial Shareholders" within for an explanation of their rights.

                             SOLICITATION OF PROXIES
                             -----------------------

THIS MANAGEMENT INFORMATION CIRCULAR IS PROVIDED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE MANAGEMENT OF MINERA ANDES INC. ("the Corporation") of proxies for the Annual General and Special Meeting of the Shareholders of the Corporation (the "Meeting") to be held on June 26, 1998, at 10:00 a.m. (Calgary time) in the Waterton Room, at the Westin Hotel, 320 - 4th Avenue S.W., Calgary, Alberta, or at any adjournment thereof for the purposes set forth in the accompanying Notice of Meeting. The Management Information Circular will be mailed on or about May 20, 1998.

Although it is expected that the solicitation of proxies will be primarily by mail, proxies may also be solicited personally or by telephone, telegraph or personal interview by regular employees of the Corporation, at a nominal cost. In accordance with National Policy No. 41, arrangements have been made with brokerage houses and other intermediaries, clearing agencies, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the common shares held of record by such persons and the Corporation may reimburse such persons for reasonable fees and disbursements incurred by them in doing so. The costs thereof will be borne by the Corporation.

                      APPOINTMENT AND REVOCATION OF PROXIES
                      -------------------------------------

The persons named in the enclosed Instrument of Proxy, Allen V. Ambrose, President, of Spokane, Washington and Bonnie L. Kuhn, Secretary, of Calgary, Alberta, have been selected by the directors of the Corporation and have indicated their willingness to represent as proxy the shareholder who appoints them. A SHAREHOLDER HAS THE RIGHT TO DESIGNATE A PERSON (WHO NEED NOT BE A SHAREHOLDER) OTHER THAN ALLEN V. AMBROSE OR BONNIE L. KUHN, BEING THE MANAGEMENT DESIGNEES, TO REPRESENT HIM OR HER AT THE MEETING. Such right may be exercised by inserting in the space provided for that purpose on the Instrument of Proxy the name of the person to be designated and deleting therefrom the names of the management designees, or by completing another proper form of proxy. Such shareholder should notify the nominee of the appointment, obtain a consent to act as proxy and should provide instructions on how the shareholder's shares are to be voted. In any case, the form of proxy should be dated and executed by the shareholder or an attorney authorized in writing, with proof of such authorization attached, where an attorney executed the proxy form.

A form of proxy will not be valid for the Meeting or any adjournment thereof unless it is completed and delivered to the Montreal Trust Company of Canada, 6th Floor, Western Gas Tower, 530 - 8th Avenue S.W., Calgary, Alberta, T2P 3S8, at least forty-eight (48) hours prior to the Meeting or any adjournment thereof. Late proxies may be accepted or rejected at any time prior to the commencement time of the Meeting by the Chairman of the Meeting in his discretion and the Chairman is under no obligation to accept or reject any particular late proxy.

In addition to revocation in any other manner permitted by law, a shareholder who has given a proxy may revoke it, any time before it is exercised, by instrument in writing executed by the shareholder or by his attorney authorized in writing and deposited either at the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of the Meeting on the day of the Meeting or any adjournment thereof. In addition, a proxy may be revoked by the shareholder personally attending at the meeting and voting his shares.

                        ADVICE TO BENEFICIAL SHAREHOLDERS
                        ---------------------------------

Shareholders who do not hold their shares in their own name (referred to herein as "Beneficial Shareholders") are advised that only proxies from shareholders of record can be recognized and voted upon at the Meeting. Beneficial Shareholders who complete and return a proxy must indicate thereon the person (usually a brokerage house) who holds their shares as a registered shareholder. Every intermediary (broker) has its own mailing procedure, and provides its own return instructions, which should be carefully followed. The Instrument of Proxy supplied to Beneficial Shareholders is identical to that provided to registered shareholders. However, its purpose is limited to instructing the registered shareholder how to vote on behalf of the Beneficial Shareholder.

All references to shareholders in this Management Information Circular and the accompanying Instrument of Proxy and Notice of Meeting are to shareholders of record unless specifically stated otherwise. Where documents are stated to be available for review or inspection, such items will be shown upon request to registered shareholders who produce proof of their identity.

                                VOTING OF PROXIES
                                -----------------

The persons named in the enclosed Instrument of Proxy are directors and\or officers of the Corporation who have indicated their willingness to represent as proxy the shareholder who appoints them. Each shareholder may instruct his Proxy how to vote his shares by completing the blanks on the Instrument of Proxy.

All common shares represented at the meeting by properly executed proxies will be voted (including the voting on any ballot), and where a choice with respect to any matter to be acted upon has been specified in the instrument of proxy, the common shares represented by the proxy will be voted in accordance with such specification. IN THE ABSENCE OF ANY SUCH SPECIFICATION, THE MANAGEMENT DESIGNEES, IF NAMED AS PROXY, WILL VOTE IN FAVOUR OF THE MATTERS SET OUT THEREIN.

The enclosed instrument of proxy confers discretionary authority upon the management designees, or other persons named as proxy, with respect to amendments to or variations of matters identified in the notice of meeting and any other matters which may properly come before the Meeting. As of the date hereof, the Corporation is not aware of any amendments to, variations of or other matters which may come before the Meeting. In the event that other matters come before the Meeting, then the management designees intend to vote in accordance with the judgment of the management of the Corporation.

                      VOTING SHARES AND SECURITY OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
                   -------------------------------------------

The authorized share capital of the Corporation consists of an unlimited number of Common Shares and an unlimited number of Preferred Shares (non-voting). As of the effective date of this Management Information Circular, being May 5, 1998 unless otherwise indicated (the "Effective Date"), the issued and outstanding share capital of the Corporation consists of 19,936,433 Common Shares. To date, no Preferred Shares have been issued.

The Corporation will prepare a list of shareholders of record at the close of business on May 14, 1998 (the "Record Date"). A holder of Common Shares named on that list will be entitled to vote such Common Shares at the Meeting on the basis of one vote for each Common Share held except to the extent that, (i) the holder transfers his or her Common Shares after the close of business on the Record Date, and (ii) such transferee produces properly endorsed share certificates to the Secretary or Transfer Agent of the Corporation or otherwise establishes his or her ownership of the Common Shares, at least ten (10) days prior to the Meeting, in which case the transferee may vote those Common Shares at the Meeting.

The By-laws of the Corporation provide that holders present not being less than two (2) in number and holding or representing not less than ten (10%) percent of the issued Common Shares of the Corporation, shall constitute a quorum for the meeting in respect of holders of Common Shares.

The following table sets forth certain information regarding the beneficial ownership, as of May 5, 1998 of the Common Shares by (i) each person known by the Corporation to own beneficially more than 5% of the Common Shares, (ii) each director of the Corporation, (iii) each officer of the Corporation and (iv) all directors and executive officers as a group. Except as otherwise noted, the Corporation believes the persons listed below have sole investment and voting power with respect to the Common Shares owned by them.

                                   Shares Beneficially          Percentage of
Name and Place of Residence             Owned (1)              Common Shares (1)
---------------------------        -------------------         -----------------
Officers & Directors

Allen V. Ambrose                       422,200 (2)                   2.12%
Spokane, WA

Armand Hansen                          316,000 (3)                   1.59%
Spokane, WA

John Johnson Crabb                     170,000 (3)                   0.85%
Madeira Park, B.C.

Brian Gavin                            440,400 (2)                   2.20%
Spokane, WA

A.D. (Darryl) Drummond                 120,000 (4)                   0.60%
Vancouver, B.C.

Bonnie L. Kuhn                          71,000 (5)                   0.37%
Calgary, Alberta

Allan J. Marter                        120,000 (4)                   0.60%
Littleton, CO

                                      -4-

                                   Shares Beneficially          Percentage of
Name and Place of Residence             Owned (1)              Common Shares (1)
---------------------------        -------------------         -----------------
5% or Greater Shareholders

Neal A. and Joan L. Degerstrom       5,000,000 (6)(7)               25.08%
3303 North Sullivan Road
Spokane, WA 99216

Cominco Ltd.                         1,315,791 (8)(9)                6.60%
Toronto, Ontario

CEDE & Co. (10)                      6,144,441                      30.82%
New York, New York

CDS & Co. (10)                       4,528,652                      22.72%
Toronto, Ontario

All directors and executive          1,659,600                       8.32%
officers as a group (8 persons)

Notes:

(1) Common Shares which the person or group has the right to acquire within 60 days after May 5, 1998 are deemed to be outstanding in determining the beneficial ownership of the person or group and in calculating percentage ownership of the person or group, but are not deemed to be outstanding as to any other person or group.
(2) Includes stock options entitling the holder to acquire 50,000 shares upon payment of Cdn $1.44, 110,000 shares upon payment of Cdn $1.15 (these options originally had an exercise price of Cdn $2.18 but were repriced subsequent to the Corporation's year end on December 31, 1997), 80,000 shares upon payment of Cdn $1.15 (these options originally had an exercise price of Cdn $2.00 but were repriced subsequent to the Corporation's year end on December 31, 1997) and 30,000 shares upon payment of Cdn $1.10.
(3) Includes stock options entitling the holder to acquire 20,000 shares upon payment of Cdn $1.44, 60,000 shares upon payment of Cdn $1.15 (these options originally had an exercise price of Cdn $2.18 but were repriced subsequent to the Corporation's year end on December 31, 1997), 40,000 shares upon payment of Cdn $1.15 (these options originally had an exercise price of Cdn $2.00 but were repriced subsequent to the Corporation's year end on December 31, 1997) and 20,000 shares upon payment of Cdn $1.10.
(4) Includes stock options entitling the holder to acquire 60,000 shares upon payment of Cdn $1.15 (these options originally had an exercise price of Cdn
     $2.18 but were repriced subsequent to the Corporation's year end on December 31, 1997), 40,000 shares upon payment of Cdn $1.15 (these options originally had an exercise price of Cdn $2.00 but were repriced subsequent to the Corporation's year end on December 31, 1997) and 20,000 shares upon payment of Cdn $1.10.
(5) Includes stock options entitling the holder to acquire 60,000 shares upon payment of Cdn$1.27 (these options originally had an exercise price of Cdn
     $1.73 but were repriced subsequent to the Corporation's year end on December 31, 1997) and 10,000 shares upon payment of Cdn $1.10.
(6) The Common Shares are owned beneficially by Mr. and Mrs. Degerstrom by virtue of their combined majority control of the record owner, N.A.
     Degerstrom, Inc. ("Degerstrom").
(7) Includes 1,333,334 Common Shares held in escrow at December 31, 1997. Does not include 1,213,409 Common Shares reserved for issuance to Degerstrom upon the satisfaction of certain performance criteria.
(8) Includes 438,597 Common Shares reserved for issuance to Cominco Ltd. upon the exercise of share purchase warrants at a price of Cdn$1.53 (these warrants originally had an exercise price of Cdn $3.98 but were repriced subsequent to the Corporation's year end on December 31, 1997).
(9)  The Chairman of the Board of Cominco Ltd. is Norman B. Keevil and the
     President and Chief Executive Officer is David A. Thompson. Cominco Ltd. is a public corporation.
(10) The parties named are intermediaries. The beneficial ownership of the Common Shares listed is not known.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
                ------------------------------------------------

A.   Compensation of Directors

The Corporation has six directors, three of whom are executive officers. During the fiscal period ended December 31, 1997, the Corporation paid no cash compensation (including salaries, director's fees, commissions, bonuses paid for services rendered, bonuses paid for services rendered in a previous year, and any compensation other than bonuses earned by the directors for services rendered) to the directors for services rendered as such.

Three (3) of the directors were, at December 31, 1997, and currently are executive officers of the Corporation. Executive officers of the Corporation who also act as directors do not receive any additional compensation for services rendered in their capacity as directors other than as paid by the Corporation to such executive officers in their capacity as executive officers. See "Compensation of Officers". The Corporation does carry liability insurance for its directors.

During the fiscal year ended December 31, 1997, a total of 380,000 stock options were granted to directors of the Corporation.

B.   Compensation of Officers

1.   Cash

During the fiscal period ended December 31, 1997, the Corporation employed three
(3) executive officers, Allen V. Ambrose, President, Brian Gavin, Vice President, Exploration and Allan J. Marter, Chief Financial Officer all of whom continue to be employed. The aggregate cash compensation (including salaries, directors' fees, commissions, bonuses paid for services rendered, bonuses paid for services rendered in a previous year, and any compensation other than bonuses earned) paid to such executive officers and corporations controlled by them, by the Corporation and its subsidiaries for services rendered during the fiscal period ended December 31, 1997, was $279,789. Other than as herein set forth, the Corporation did not pay any additional compensation to its executive officers (including personal benefits and securities or properties paid or distributed which compensation was not offered on the same terms to all fulltime employees).

The following table sets forth total compensation paid by the Corporation and its subsidiaries, as the case may be, for that portion of the last three fiscal years in which the above were in existence in respect of the President and those officers whose compensation in the last fiscal year was $100,000 Cdn or more (the "Named Executive Officers"); in this case Allen V. Ambrose, President and Brian Gavin, Vice President, Exploration.

                       Statement of Executive Compensation
                       -----------------------------------

                                                                                               Long-Term Compensation
                                                                                  ----------------------------------------------
                                                                                           Awards           Payouts
                                                                                  -----------------------  --------
                                                                                  Securities
                                                 Annual Compensation                 Granted
                                       -------------------------------------           Under
                                                   Performance                        Option    Restricted
                                                         Right      Other Annual    /SARS (1)    Shares or  LTIP (2)    All other
Name and Principal                                         ($)      Compensation     Granted    Restricted  Payouts  Compensation
Position                   Year        Salary ($)      (Bonus)               ($)           #   Share-Units       ($)          ($)
-------------------  ----------------  ----------  -----------  -----------------  ----------  -----------  -------  ------------
Allen V.  Ambrose    January 1, 1995-   57,354.51      Nil          6,969 (3)(5)       Nil          Nil        Nil         Nil
President and        December 31,
Director             1995

                     January 1, 1996-      64,715       Nil         9,464 (4)(7)     160,000        Nil        Nil         Nil
                     December 31,
                     1996

                     January 1, 1997-      89,126       Nil        11,436 (9)(11)     80,000        Nil        Nil         Nil
                     December 31,
                     1997

Brian Gavin          January 1, 1995-   99,610.07       Nil      9,916.20 (3)(6)       Nil          Nil        Nil         Nil
Vice President,      December 31,
Exploration          1995

                     January 1, 1996-  113,239.92       Nil     13,624.80 (4)(8)     160,000        Nil        Nil         Nil
                     December 31,
                     1996

                     January 1, 1997-     117,510       Nil        13,762 (10)(11)    80,000        Nil        Nil         Nil
                     December 31,
                     1997

Notes:

(1)  "SARS" or "Stock appreciation right" means a right granted by the
     Corporation, as compensation for services rendered, to receive a payment of cash or an issue or transfer of securities based wholly or in part on changes in the trading price of publicly traded securities of the
     Corporation.
(2)  "LTIP " or "long term incentive plan" means any plan which provides compensation intended to serve as incentive for performance to occur over a period longer than one financial year, but does not include option or stock appreciation right plans or plans for compensation through restricted shares or restricted share units.
(3)  Allen V. Ambrose and Brian Gavin, as employees of Degerstrom provided services under the Operating Agreement dated March 15, 1995 among
     Degerstrom, the Corporation, Minera Andes S.A. and NAD (S.A.) ("Operating
     Agreement"), which services were invoiced to the Corporation under the said agreement. The compensation Degerstrom paid to Mr. Ambrose was invoiced 89%
     to the Corporation and Mr. Gavin's compensation was invoiced 100% to the
     Corporation.
(4)  Allen V. Ambrose and Brian Gavin, as employees of Degerstrom provided services under the Operating Agreement, which services were invoiced to the
     Corporation under the said agreement. The compensation Degerstrom paid to
     Mr. Ambrose was invoiced 99% to the Corporation and Mr. Gavin's compensation was invoiced 100% to the Corporation, including the employer portion of FICA Social Security, Washington Unemployment Insurance,
     Washington Workers Compensation, FICA Medicare, FUTA and Argentine
     benefits, in the case of Brian Gavin.
(5)  From January to March 1995, Degerstrom invoiced the Corporation on a flat rate basis for items including the employer portion of FICA Social
     Security, Washington Unemployment Insurance, Washington Workers
     Compensation and FICA Medicare. In addition, included in the flat rate charged to the Corporation were benefits received by Allen V. Ambrose including 401 K Base, 401 K Match and medical insurance. These charges were
     $5,970; no break down is available. From April to December 1995, the following benefits were provided to Allen V. Ambrose and billed by
     Degerstrom to the Corporation:
                  401 K Base                    2,763.00
                  401 K Match                     921.00
                  Medical Insurance             3,285.00
(6)  From January to March 1995, Degerstrom invoiced the Corporation on a flat rate basis for items including the employer portion of FICA Social
     Security, Washington Workers Compensation, FICA Medicare and Argentine
     benefits. In addition, included in the flat rate charged to Degerstrom were benefits received by Brian Gavin including 401 K Base, 401 K Match and medical insurance. These charges were $10,644; no break down is available.
     From April to December 1995, the following benefits were provided to Brian
     Gavin and billed by Degerstrom to the Corporation:

                                       -7-

     401 K Base 4,973.40 401 K Match 1,657.80 Medical Insurance 3,285.00
(7)  From January 1996 to December 1996 the following benefits were provided to
     Allen V. Ambrose and billed by Degerstrom to the Corporation: 401 K Base
     3,813.00 401 K Match 1,271.00 Medical Insurance 4,380.00
(8)  From January 1996 to December 1996 the following benefits were provided to
     Brian Gavin and billed by Degerstrom to the Corporation:
                  401 K Base                    6,933.60
                  401 K Match                   2,311.20
                  Medical Insurance             4,380.00
(9)  From January 1997 to December 1997 the following benefits were provided to
     Allen V. Ambrose and billed by Degerstrom to the Corporation:
                  401 K Base                    5,292.00
                  401 K Match                   1,764.00
                  Medical Insurance             4,380.00
(10) From January 1997 to December 1997 the following benefits were provided to
     Brian Gavin and billed by Degerstrom to the Corporation: 401 K Base
     7,036.00 401 K Match 2,345.00 Medical Insurance 4,380.00 (11) Allen V.
     Ambrose and Brian Gavin, as employees of Degerstrom provided services under the Operating Agreement, which services were invoiced to the Corporation under the said agreement. The compensation Degerstrom paid to Mr. Ambrose was invoiced 100% to the Corporation and Mr. Gavin's compensation was invoiced 100% to the Corporation, including the employer portion of FICA
     Social Security, Washington Unemployment Insurance, Washington Workers
     Compensation, FICA Medicare, FUTA and Argentine benefits, in the case of
     Brian Gavin.

2.   Stock Options

The Named Executive Officers of the Corporation were granted 160,000 Stock Options during the fiscal period ended December 31, 1997. The following table sets forth stock options granted during the fiscal year ended December 31, 1997, to the Named Executive Officers:

         OPTIONS GRANTED DURING THE FISCAL YEAR ENDED DECEMBER 31, 1997
         --------------------------------------------------------------

                                                                                                        Potential Realizable
                        Number of                                                                         Value at Assumed
                           Common       % of Total                                                         Annual Rates of
                           Shares          Options     Market Price    Exercise Price                        Stock Price
                         Reserved       Granted to    as at Date of        Per Common                     Appreciation for
                            Under     Employees in            Grant             Share                      Option Term (6)
  Name of Optionee         Option      Fiscal Year            Cdn $             Cdn $   Expiry Date        5%           10%
--------------------  -----------    -------------    -------------    --------------   -----------   -----------   -----------
Allen V. Ambrose(3)        80,000        11.75            $2.55            $2.00(5)     February 17,    $25,220       $52,960
President                                                                                      2000

Brian Gavin(4)             80,000        11.75            $2.55            $2.00(5)     February 17,    $25,220       $52,960
Vice President,                                                                                2000
Exploration

Notes:

(1)  On May 5, 1998 the closing price of the Common Shares on The Alberta Stock
     Exchange was Cdn $1.55.
(2)  All amounts in this table are in Canadian dollars.
(3)  Executive Officer who is also a director.
(4)  Executive Officer of the Corporation and Director of MASA.
(5) Subsequent to December 31, 1997, The Alberta Stock Exchange consented to the above options being repriced to Cdn $1.15 per Common Share.
(6) In accordance with rules of the Securities and Exchange Commission, these amounts are the hypothetical gains or "option spreads" that would exist for the respective options based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term.

The following table sets forth details of the fiscal year-end value of unexercised options on an aggregated basis held by the Named Executive Officers for the fiscal year ended December 31, 1997:

AGGREGATED OPTION VALUES FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997

                                                                       Value of Unexercised In-
                                                                           the-Money Options at
                                                                            Unexercised Options
                       Securities    Aggregate   at Most Recent Year       Most Recent Year End
                      Acquired on        Value               End (#)           (Cdn $)(1)(2)(5)
                         Exercise     Realized           Exercisable                Exercisable
         Name                 (#)          ($)        /Unexercisable             /Unexercisable
-------------------   -----------   ----------   -------------------   ------------------------
Allen V. Ambrose,          0            0               240,000                  0\0
President

Brian Gavin,               0            0               240,000                  0\0
Vice President,
Exploration

Notes:

(1) Value of unexercised in-the-money options calculated using the closing price of Common Shares on The Alberta Stock Exchange on December 31, 1997, less the exercise price of in-the-money stock options.
(2) On December 31, 1997 the last day the Common Shares traded in 1997, the closing price of the Common Shares on The Alberta Stock Exchange was Cdn
     $1.20.
(3)  The amounts are in Canadian dollars.
(4) Further options to acquire Common Shares of the Corporation were granted in March of 1998.
(5) The above options were repriced subsequent to the Corporation's year end of December 31, 1997.

3.   Long-term Incentive Plans

The Corporation has not had and does not currently have any long term incentive plans, other than stock options to be granted from time to time by the board of directors under the provisions of the Corporation's stock option plan. See "Stock Option Plan".

4.   Stock Appreciation Rights and Restricted Shares

No stock appreciation rights or restricted shares were granted by the Corporation to the Named Executive Officers of the Corporation during the fiscal periods ended December 31, 1995, December 31, 1996 or December 31, 1997. Furthermore, no stock appreciation rights were exercised.

5.   Stock Option and SAR Repricing

The Corporation did not make any downward repricing of stock options or stock appreciation rights either during the fiscal periods ended December 31, 1995, December 31, 1996 or December 31, 1997.

6.   Pension and Retirement Plans and Payments made upon Termination of
     Employment

The Corporation does not have in place any pension or retirement plan. The Corporation has not provided compensation, monetary or otherwise, during the preceding fiscal year, to any person who now acts or has previously acted as a Named Executive Officer of the Corporation, in connection with or related to the retirement, termination or resignation of such person and the Corporation has provided no compensation to such persons as a result of a change of control of the Corporation, its subsidiaries or affiliates. The Corporation is not party to any compensation plan or arrangement with a Named

Executive Officer resulting from the resignation, retirement or the termination of employment of such person.

7.   Employment and Management Contracts

(a) N.A. Degerstrom, Inc. ("Degerstrom") provides management services to the Corporation and acts as operator of the Corporation's properties and projects pursuant to an operating agreement entered into on March 15, 1995 ("Operating Agreement"). Under the Operating Agreement, Degerstrom operates and manages the exploration program on all properties and provides related offsite administrative assistance as required. This agreement allows the Corporation to minimize its overhead by providing for reimbursement to Degerstrom of direct out of pocket and certain allocated indirect costs and expenses and the payment of a management fee of 15%. During the year ended December 31, 1997 administrative fees were paid to Degerstrom of $58,997 on total costs incurred by the Corporation of $841,131. Equipment rentals of $50,270 were included in the total costs for 1997.

(b) The Corporation has entered into an agreement dated April 30, 1996, as amended on October 31, 1997 with Waiata Resources located in Littleton, Colorado. The agreement provides that Allan J. Marter, who is the principal of Waiata Resources ("Waiata") and a director and officer of the Corporation, will provide financial advisory services to the Corporation including the oversight of the accounting function and reporting, joint venture negotiations and documentation, business and financial planning and the review and evaluation of investment opportunities. Waiata will receive a retainer of $2,800 per month which will entitle the Corporation of up to five days of advisory services from Allan J. Marter per month. Additional advisory services would be paid at the pro rata rate based on $560.00 per day. The agreement may be terminated by the Corporation upon thirty days written notice.

C.   Stock Option Plan

The Board of Directors of the Corporation has adopted a stock option plan (the "Plan") which was approved with amendments by the shareholders of the Corporation at the Annual and Special Meeting of Shareholders held on June 26, 1996. The Corporation maintains a Plan for the benefit of its employees and others who provide services to the Corporation. The Board of Directors believes the availability of stock incentives is an important factor in the Corporation's ability to attract and retain experienced and competent employees and to provide an incentive for them to exert their best efforts on behalf of the Corporation. As of May 5, 1998, out of a total of 2,000,000 shares reserved for issuance under the Plan, only 174,000 shares remained available for grant. The Board of Directors believes additional shares will be needed under the Plan to provide appropriate incentives to key employees and others. Accordingly, on May 13, 1998 the Board of Directors approved an amendment to the Plan, subject to shareholder approval, to reserve an additional 1,000,000 shares for the Plan, thereby increasing the total number of shares reserved for issuance under the Plan from 2,000,000 to 3,000,000 shares. The amendment to the Plan has been conditionally approved by The Alberta Stock Exchange ("ASE"). Certain provisions of the Plan are described below.

(a)  Description of the Plan

(i)  General

The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") or to the qualification requirements of Section 401(a) of the Internal Revenue Code of 1986, as amended, (the "Code"). Certain stock options granted under the Plan may be treated as incentive stock options as defined in Section 422 of the Code ("Incentive Stock Options"). Other stock options, including all options granted under the Plan to individuals who are not employees of the Corporation or any of its subsidiaries are not Incentive Stock Options and are referred to in this Management Information Circular as "Nonstatutory Stock Options".

The purpose of the Plan is to advance the interests of the Corporation and its subsidiaries and affiliates by encouraging the directors, officers, employees and consultants of the Corporation and its subsidiaries to acquire shares in the Corporation, thereby increasing their proprietary interest in the Corporation, encouraging them to remain associated with the Corporation and its subsidiaries and furnishing them with additional incentive in their efforts on behalf of the Corporation and its subsidiaries in the conduct of their affairs.

(ii) Shares Reserved for Issuance Under the Plan

The shares to be offered under the Plan consist of shares of the Corporation's authorized but unissued Common Shares. The aggregate number of shares to be delivered upon the exercise of all options granted under the Plan shall not exceed 10% of the Corporation's issued and outstanding Common Shares from time to time, up to a maximum of 2,000,000 shares (3,000,000 shares if the resolution to increase the number of shares is approved by the shareholders). The number and kind of shares available for grants under the Plan is subject to adjustment by the Board of Directors if the outstanding shares of the Corporation are increased, decreased, changed into or exchanged for a different number or kind of securities of the Corporation through re-organization, merger, re-capitalization, re-classification, stock dividend, subdivision or consolidation.

If any option granted under the Plan expires or terminates for any reason without having been exercised in full, the unpurchased shares subject thereto will again become available for the purpose of the Plan. No fractional shares are issued under the Plan on any such adjustment.

To the Effective Date an aggregate of 1,826,000 stock options have been granted to the directors, officers, employees and consultants of the Corporation or its subsidiaries pursuant to the Corporation's Plan. To the Effective Date 75,000 stock options have been exercised and 126,000 stock options have expired.

(iii) Administration

The Plan is interpreted and administered by the Board of Directors. A majority of the Board of Directors constitutes a quorum, and the acts of a majority of the directors present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the directors.

Subject to the provisions of the Plan, the Board of Directors has authority to construe and interpret the Plan and all option agreements entered into thereunder, to define the terms used in the Plan and in all option agreements entered into thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Board of Directors are binding and conclusive on all participants in the Plan and on their legal personal representatives and beneficiaries.

Each option granted under the Plan is to be evidenced by an agreement, signed on behalf of the Corporation and by the optionee, in a form approved by the Board of Directors.

(iv) Participation and Types of Grants

Directors, officers, management, consultants and employees of the Corporation are eligible for selection to participate in the Plan (such persons hereinafter collectively referred to as "Participants"). The Board of Directors determines to whom options shall be granted, the terms and provisions of the respective option agreements, the time or times at which such options shall be granted, and the number of shares to be subject to each option. An individual who has been granted an option may, if the Participant is otherwise eligible, and if permitted under the policies of the stock exchange or stock exchanges on which the Common Shares of the Corporation are listed, be granted an additional option or options if the directors so determine. The rules of any stock exchange upon which the Corporation's Common Shares are listed are applicable relative to options granted to Participants.

(v)  Exercise Price

The Board of Directors determines the exercise price of the shares covered by each option granted under the Plan. The exercise price of options granted under the Plan may not be less than the closing price of the Corporation's Common Shares on the stock exchange or stock exchanges on which the Common Shares of the Corporation are listed on the last trading day immediately preceding the day on which the stock exchange is notified of the proposed issuance of the option, less any discounts permitted by the policy or policies of such stock exchange or stock exchanges.

However, if an option is granted within six months of a public distribution of the Corporation's shares by way of prospectus, then the minimum exercise price of such option may, if the policy of such stock exchange or stock exchanges requires, be the greater of the closing price of the Corporation's shares on the last trading day immediately preceding the day on which the stock exchange is notified of the proposed issuance of the option, as provided above, and the price per share paid by the investing public for shares of the Corporation acquired by the public during such public distribution, determined in accordance with the policy or policies of such stock exchange or stock exchanges.

(vi) Duration and Exercise of Options

The option period is a period of time fixed by the Board of Directors, not to exceed the maximum period permitted by any stock exchange on which the Corporation's shares are then listed or other regulatory body having jurisdiction, provided that the option period may be reduced with respect to any option as provided in "Termination of Employment or Service, Death and Assignment" below.

Except as set forth in "Termination of Employment or Service, Death and Assignment" below, no option may be exercised unless the Participant is at the time of such exercise a director, officer, employee or consultant of the Corporation or any of its subsidiaries or affiliates. Provided, however, that any other provision to the contrary, an option granted to a consultant in connection with specific services provided or to be provided by that consultant may be exercised only after the date of completion of such service and prior to 30 days following the date of completion of such service.

Options may be exercised in amounts and at times determined by the Board of Directors. The exercise of any option will be contingent upon receipt by the Corporation at its head office of a written notice of exercise, specifying the number of shares with respect to which the option is being exercised, accompanied by cash payment, certified check or bank draft for the full purchase price of such shares with respect to which the option is exercised. No Participant or his legal representatives, legatees or distributees will be, or will be deemed to be, a holder of any shares subject to an option under this Plan, unless and until the certificates for such shares are issued to such persons under the terms of the Plan.

No person entitled to exercise an option has any of the rights or privileges of a shareholder of the Corporation in respect of any shares issuable upon exercise of such option until certificates representing such shares are issued and delivered.

(vii) Termination of Employment or Service, Death and Assignment

If a Participant ceases to be a director, officer, employee or consultant of the Corporation or any of its subsidiaries or affiliates for any reason (other than death), the Participant may exercise any option then held within 90 days following the Participant's ceasing to be a director, officer, employee or consultant, but only if and to the extent that the Participant was entitled to exercise the option at the date of such cessation.

In the event of the death of a Participant, any option then held by the Participant will be exercisable within the twelve months following the Participant's death, but only: (a) by the person or persons to whom the Participant's rights under the option pass by the Participant's will or the laws of descent and distribution; and (b) if and to the extent that the Participant was entitled to exercise the option at the date of the Participant's death.

(viii) Amendment and Termination of the Plan

The Board of Directors may, at any time, suspend or terminate the Plan. The Board of Directors may also at any time amend or revise the terms of the Plan, provided that no such amendment or revision may alter the terms of any options theretofore granted under the Plan.

(b)  Summary of United States Federal Income Tax Consequences

     (1)  Nonstatutory Stock Options

A. General. Under United States federal income tax law now in effect, no income is realized by the grantee of a Nonstatutory Stock Option until the option is exercised. When a Nonstatutory Stock Option is exercised, the optionee realizes ordinary compensation income, and the Corporation generally becomes entitled to a deduction, in the amount by which the market value of the shares subject to the Nonstatutory Stock Option at the time of exercise exceeds the exercise price. With respect to options exercised by certain executive officers, the Corporation's deduction can in certain circumstances be limited by the $1,000,000 cap on deductibility set forth in Section 162(m) of the Code. The Corporation is required to withhold on all amounts treated as ordinary income to optionees. Upon the sale of shares acquired by exercise of a Nonstatutory Stock Option, the amount by which the sale proceeds exceed the market value of the shares on the date of exercise will constitute capital gain which will be taxable at varying rates depending on the holding period.

B. Exercise by "Insiders". The tax consequences described above also apply to an optionee who is an "insider" for purposes of Section 16(b) of the Securities Exchange Act of 1934, as amended, unless both (a) the grant of the option was not approved by either the Board of Directors or a committee composed solely of two or more non-employee directors and (b) the insider exercises the option within six months of the date of grant.

     (2)  Incentive Stock Options

A. General. Under federal income tax law now in effect, no income will be recognized by an optionee upon either grant or exercise of an Incentive Stock Option. The amount by which the market value of shares issued upon exercise of an Incentive Stock Option exceeds the exercise price, however, is included in the optionee's alternative minimum taxable income and may, under certain conditions, be taxed under the alternative minimum tax. If the optionee holds shares acquired upon exercise of an Incentive Stock Option for two years after the date of grant and one year after the date of exercise (the "holding periods"), and if the optionee has been an employee of the Corporation (or of any parent or subsidiary of the Corporation) at all times from the date of grant to the date three months before exercise, then any gain realized by the optionee upon sale or exchange of the shares will be treated as long-term capital gain and any loss will be long-term capital loss.

Generally, if an optionee disposes of shares acquired upon exercise of an Incentive Stock Option within the holding periods and all requirements other than the holding period rules are met (an "early disposition"), the optionee will recognize ordinary compensation income for the year of disposition equal to the excess of the market value of the shares on the date of exercise over the option's exercise price. The remainder of the gain realized upon the early disposition, if any, will be capital gain and will be taxed at varying rates depending on the holding period. A special rule limits the amount of ordinary compensation income that must be recognized to the amount of gain realized by the optionee upon the early disposition. As a result, the optionee will not be required to recognize the entire spread between the exercise price and the market value on the date of exercise as ordinary compensation income if the early disposition results in either a loss or a gain smaller than the spread at exercise. If shares acquired upon exercise of an Incentive Stock Option are disposed of in an early disposition, the Corporation ordinarily will be entitled to a deduction in the year of disposition equal to the amount of ordinary compensation income recognized by the optionee.

B. Exercise by "Insiders". The tax consequences described above also apply to an optionee who is an "insider" for purposes of Section 16(b) of the Exchange Act, unless both (a) the grant of the Incentive Stock Option was not approved by either the Board of Directors or a committee composed solely of two or more non-employee directors and (b) the insider exercises the Incentive Stock Option within six months of the date of grant. Optionees who are insiders should consult their individual tax advisers before exercising an Incentive Stock Option in either of those cases.

The following stock options are outstanding to officers, directors, employees and consultants of the Corporation as of December 31, 1997:

                                       Number of                                                   Exercise Price Per
            Group                  Common Shares                                                         Common Share
(number of persons in group)        Under Option             Date of Grant           Expiry Date                 $Cdn
----------------------------     ---------------     ---------------------    ------------------   ------------------
2 Named Executive Officers               100,000     January 10, 1996 (3)      January 10, 1998            1.44
                                         220,000     August 16, 1996 (4)       August 16, 1999             2.18
                                         160,000     February 17, 1997 (5)     February 17, 2000           2.00
4 Directors (1)                           40,000     January 10, 1996 (3)      January 10, 1998            1.44
                                         240,000     August 16, 1996 (4)       August 16, 1999             2.18
                                         160,000     February 17, 1997 (5)     February 17, 2000           2.00
                                          60,000     August 29, 1997 (6)       August 29, 2000             1.73
17 Others (2)                             65,000     January 10, 1996 (3)      January 10, 1998            1.44
                                          90,000     August 16, 1996 (4)       August 16, 1999             2.18
                                         180,000     February 17, 1997 (5)     February 17, 2000           2.00
                                          60,000     August 29, 1997 (6)       August 29, 2000             1.73
                                    ------------
Total                                  1,375,000
                                    ============

Notes:

(1)  Directors who are not Named Executive Officers.
(2) Includes non Named Executive Officers, employees, consultants of the Corporation and its subsidiaries.
(3) These options initially expired on January 10, 1998, however, the term was extended to January 10, 2001, subsequent to the Corporation's year end on December 31, 1997.
(4) These options originally had an exercise price of Cdn $2.18 but were repriced to Cdn $1.15 subsequent to the Corporation's year end on December
     31, 1997.
(5) These options originally had an exercise price of Cdn $2.00 but were repriced to Cdn $1.15 subsequent to the Corporation's year end on December
     31, 1997.
(6) These options originally had an exercise price of Cdn $1.73 but were repriced to Cdn $1.27 subsequent to the Corporation's year end on December
     31, 1997.

D.   Other Compensation

During the Corporation's fiscal period ended December 31, 1997, the Corporation accrued and/or paid fees to a law firm for the provision of ongoing legal services to the Corporation amounting to approximately $84,898. Bonnie L. Kuhn, the Secretary and Director of the Corporation, is an associate of such firm.

Other than as set forth herein, the Corporation did not pay any additional compensation to the executive officers or directors (including personal benefits and securities or properties paid or distributed which compensation was not offered on the same terms to all full time employees) during the last completed fiscal year.

                INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS
                ------------------------------------------------

No director, executive officer, senior officer or any of their respective associates or affiliates or any proposed nominee director is or has been at any time since the beginning of the last completed fiscal year, indebted to the Corporation or any of its subsidiaries nor has any such person been indebted to any other entity where such indebtedness is the subject of a guarantee, support agreement, letter of credit or similar arrangement or understanding, provided by the Corporation or any of its subsidiaries.

                  INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS
                         AND IN MATTERS TO BE ACTED UPON
                         -------------------------------

Other than as set forth herein or as previously disclosed there are no material interests, direct or indirect, of the current directors, senior officers, and shareholders who beneficially own, directly or indirectly, more than ten (10%) percent of the outstanding Common Shares or any known associate or affiliates of such persons, in any matter to be acted upon nor in any transaction which has materially affected the Corporation.

                     PARTICULARS OF MATTERS TO BE ACTED UPON
                     ---------------------------------------

To the knowledge of the board of directors of the Corporation, the only matters to be brought before the Meeting are those matters set forth in the accompanying Notice of Meeting relating to the receipt of financial statements and the Auditors' Report thereon, the election of directors, the approval of the amendment to the Corporation's Stock Option Plan and the appointment of auditors.

     (a)  Report to Shareholders

The board of directors of the Corporation have approved all of the information in the Report to Shareholders that accompanies this present Management Information Circular, including the consolidated audited financial statements delivered therewith for the fiscal year ended December 31, 1997.

     (b)  Number of Directors

For this forthcoming year, it is proposed that the board of directors shall consist of six (6) members. At the Meeting, shareholders will be asked to consider and, if thought fit, approve an ordinary resolution fixing the number of directors to six (6).

In order to be effective, an ordinary resolution requires the approval of a majority of the votes cast by shareholders who vote in respect of the resolution.

Unless otherwise indicated in the Proxy, it is management's intention to vote the proxies in favour of the resolution fixing the number of directors to six
(6).

     (c)  Election of Directors

At the Meeting, it will be proposed that six (6) directors be elected to hold office until the next Annual General Meeting of Shareholders or until their successors are elected or appointed. There are presently six (6) directors of the Corporation, each of whose terms of office will expire at the Meeting. It is the intention of the management designees, if named as proxy, to vote for the election of the following persons to the board of directors. Management does not contemplate that any of such nominees will be unable to serve as directors; however, if for any reason any of the proposed nominees do not stand for election or are unable to serve as such, proxies in favour of management designees will be voted for another are to be withheld from voting in the election of directors. Each director elected will hold office until the next Annual General Meeting of Shareholders or until his successor is duly elected, unless his office is earlier vacated in accordance with the Bylaws of the Corporation.

In order to be effective, an ordinary resolution requires the approval of a majority of the votes cast by shareholders who vote in respect of the resolution.

The following sets forth the name of each of the persons proposed to be nominated for election as a director, all positions and offices in the Corporation, presently held by him or her, his or her municipality of residence, his or her principal occupation at the present and during the preceding five years, the period during which he or she has served as a director, and the number of voting Common Shares of the Corporation that he or she has advised are beneficially owned by him or her, directly or indirectly, or over which control or direction is exercised, as of the Effective Date hereof (except as otherwise noted, the Corporation believes the persons listed below have sole investment and voting power with respect to the Common Shares owned by them).

                                                              Principal                 Shares       Percentage
Name, Age and Municipality                                 Occupation During         Beneficially    of Common
of Residence                     Position Held              Past Five Years            Owned (6)     Shares (6)
--------------------------    -------------------    -----------------------------   ------------    ----------
Allen V. Ambrose, 41          President and          Director and President of        422,200 (2)       2.12%
Spokane, Washington           Director               the Corporation since
                                                     November 6, 1995. Mr. Ambrose
                                                     is an Exploration Manager/
                                                     Geologist with N.A.
                                                     Degerstrom, Inc. and Director
                                                     of Cadre Resources Ltd. -
                                                     which is a mining company


Armand Hansen, 62 (1)         Director               A director of the Corporation    316,000 (3)       1.59%
Spokane, Washington                                  since November 6, 1995. Mr.
                                                     Hansen has served as Vice
                                                     President of Operations for
                                                     Mining Contracting with N.A.
                                                     Degerstrom, Inc. for the past
                                                     16 years. He is also Director
                                                     and Officer of Aresco Inc.,
                                                     equipment manufacturing
                                                     company since 1989

Bonnie L. Kuhn, 32            Secretary and          A director and officer of the     71,000 (5)       0.37%
Calgary, Alberta              Director               Corporation since June 19,
                                                     1997. Solicitor with Ogilvie
                                                     and Company, Barristers and
                                                     Solicitors, since 1994.
                                                     Director of Talon Petroleums
                                                     Ltd. an oil & gas exploration
                                                     company since September 1997.

John Johnson Crabb, 72 (1)    Director                A director of the Corporation   170,000 (3)       0.85%
Madeira Park, B.C.                                   since November 6, 1995. Mr.
                                                     Crabb was a Mining Executive/
                                                     Geologist and Director with
                                                     Inland Resources, Inc., a
                                                     mining company from 1985 to
                                                     November 1995; Director of
                                                     Cadre Resources Ltd. from
                                                     April 1995 to March 1996

A.D. (Darryl) Drummond, 61    Director               A director of the Corporation    120,000 (4)        0.60%
Ph.D., P. Eng.                                       since June 26, 1996. Mr.
Vancouver, British Columbia                          Drummond is a Professional
                                                     Engineer; President of D.D.H.
                                                     Geomanagement from 1981 to
                                                     present; Director of Cadre
                                                     Resources Ltd. from November
                                                     1994 to February 1995;
                                                     Director of All North
                                                     Resources Ltd. from May 1995
                                                     to July 9, 1996; Director of
                                                     International All-North
                                                     Resources Ltd. from July 10,
                                                     1996 to present; Director of
                                                     The Quinto Mining Corporation
                                                     from September 11, 1996 to
                                                     present

                                      -17-

                                                              Principal                 Shares       Percentage
Name, Age and Municipality                                 Occupation During         Beneficially    of Common
of Residence                     Position Held              Past Five Years            Owned (6)     Shares (6)
--------------------------    -------------------    -----------------------------   ------------    ----------
Allan J. Marter, 50 (1)        Chief Financial       A director and officer of the    120,000 (4)       0.60%
Littleton, Colorado            Officer and           Corporation since June 19,
                               Director              1997. Mr. Marter is a
                                                     financial advisor in the
                                                     mining industry and Principal
                                                     of Waiata Resources from
                                                     April, 1996 to present. From
                                                     1992 to April, 1996, employed
                                                     as a director with Endeavour
                                                     Financial Inc. Director of
                                                     Addwest Minerals Interna-
                                                     tional, Ltd. formerly Alina
                                                     International Industries Ltd.
                                                     from February 28, 1997 to
                                                     present. Has provided
                                                     financial advisory services to
                                                     the Corporation through Waiata
                                                     Resources since April 30,
                                                     1996.

Notes:

(1)  Member of Audit Committee.
(2) Includes stock options entitling the holder to acquire 50,000 shares upon payment of Cdn $1.44, 110,000 shares upon payment of Cdn $1.15 (these options originally had an exercise price of Cdn $2.18 but were repriced subsequent to the Corporation's year end on December 31, 1997), 80,000 shares upon payment of Cdn $1.15 (these options originally had an exercise price of Cdn $2.00 but were repriced subsequent to the Corporation's year end on December 31, 1997) and 30,000 shares upon payment of Cdn $1.10.
(3) Includes stock options entitling the holder to acquire 20,000 shares upon payment of Cdn $1.44, 60,000 shares upon payment of Cdn $1.15 (these options originally had an exercise price of Cdn $2.18 but were repriced subsequent to the Corporation's year end on December 31, 1997), 40,000 shares upon payment of Cdn $1.15 (these options originally had an exercise price of Cdn $2.00 but were repriced subsequent to the Corporation's year end on December 31, 1997) and 20,000 shares upon payment of Cdn $1.10.
(4) Includes stock options entitling the holder to acquire 60,000 shares upon payment of Cdn $1.15 (these options originally had an exercise price of Cdn
     $2.18 but were repriced subsequent to the Corporation's year end on December 31, 1997), 40,000 shares upon payment of Cdn $1.15 (these options originally had an exercise price of Cdn $2.00 but were repriced subsequent to the Corporation's year end on December 31, 1997) and 20,000 shares upon payment of Cdn $1.10.
(5) Includes stock options entitling the holder to acquire 60,000 shares upon payment of Cdn$1.27 (these options originally had an exercise price of Cdn
     $1.73 but were repriced subsequent to the Corporation's year end on December 31, 1997) and 10,000 shares upon payment of Cdn $1.10.
(6) Common Shares which the person or group has the right to acquire within 60 days after May 5, 1998 are deemed to be outstanding in determining the beneficial ownership of the person or group and in calculating percentage ownership of the person or group, but are not deemed to be outstanding as to any other person or group.

The audit committee of the Corporation currently consists of Armand Hansen, Allan J. Marter and John Johnson Crabb. The general function of the audit committee is to review the overall audit plan and the Corporation's system of internal controls, to review the results of the external audit, and to resolve any potential dispute with the Corporation's auditors. The Board of Directors of the Corporation met one time during 1997. The audit committee met one time during 1997. (No director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and the audit committee of which the director was a member during 1997.) The Corporation does not have an executive committee or a compensation committee at this time.

Unless otherwise indicated in the Proxy, it is management's intention to vote the proxies in favour of the election of the above directors.

E.   Amendment to Stock Option Plan

As stated above in "Compensation of Executive Officers and Directors - Stock Option Plan" the Directors of the Corporation have adopted a stock option plan (the "Plan") the purpose of which is to afford the persons who provide services to the Corporation, whether directors, officers, employees or consultants of the Corporation or it's subsidiaries, an opportunity to obtain a proprietary interest in the Corporation by permitting them to purchase Common Shares of the Corporation and to aid in attracting, as well as retaining and encouraging the continued involvement of such persons with the Corporation. Currently, the maximum number of shares to be delivered upon exercise of all options granted under the Plan has been set at 2,000,000 Common Shares. On May 13, 1998 the Board of Directors approved an amendment to the Plan, subject to shareholder approval, to reserve an additional 1,000,000 shares for the Plan, thereby increasing the total number of shares reserved for issuance under the Plan from 2,000,000 to 3,000,000 shares. The amendment to the Plan has been conditionally approved by the ASE. The Corporation is seeking the approval of the shareholders to amend the Plan to allow for the increase of the maximum number of Common Shares to be delivered upon exercise of all options granted under the Plan from 2,000,000 to 3,000,000.

The Plan is available for review at the offices of Ogilvie and Company located at 1600, 407 - 2nd Street S.W., Calgary, Alberta, and at the offices of the Corporation during normal business hours.

At the Meeting, the shareholders will be asked to consider and, if thought fit, approve by ordinary resolution, the amendment to the Plan to increase the maximum number of Common Shares to be delivered upon exercise of all options granted under the Plan from 2,000,000 to 3,000,000.

In order to be effective, an ordinary resolution requires the approval of a majority of the votes cast by shareholders who vote in respect of the resolution.

The text of the resolution approving the amendment to the Plan to be considered at the meeting will be substantially as follows:

     Be it resolved that:

     1. The following amendment to the stock option plan of the Corporation approved by the Board of Directors on May 13, 1998 and set forth below:

               Paragraph 3 under the heading "Shares Subject to Plan" be and is hereby deleted and replaced with the following:

               "3.  Shares Subject to Plan

                    Subject to adjustment as provided in Section 15 hereof, the shares to be offered under the Plan shall consist of shares of the Corporation's authorized but unissued Common Shares. The aggregate number of shares to be delivered upon the exercise of all options granted under the Plan (the "Options") shall not exceed 10% of the Corporation's issued and outstanding Common Shares from time to time, to a maximum of 3,000,000 shares. If any Option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purpose of this Plan."

          be and is hereby approved, confirmed and ratified;

     2. The making by the Board of Directors of such additions, deletions and modifications to the Plan as may be necessary or advisable to give effect to these resolutions or as may be required by applicable regulatory authorities, be and is hereby approved;

     3. Any officer or director of the Corporation be and is hereby authorized to execute all such deeds, documents and other writings and perform such acts as may be necessary in order to give effect to the amendment of the Plan and the Board of Directors from time to time is authorized to grant options in the capital stock of the Corporation pursuant to and in accordance with the Plan as amended;

     4. The Corporation is authorized to reserve and issue up to 1,000,000 additional Common Shares in the capital of the Corporation for issuance upon exercise of stock options pursuant to the Plan, as amended."

Unless otherwise indicated in the Proxy, it is management's intention to vote the proxies in favour of the resolution approving the amendment to the Plan.

F.   Appointment of Auditor

On recommendation of the Board of Directors and by resolution of the Shareholders of the Corporation, dated June 19, 1997, the Corporation replaced its auditors, MacKay & Partners, Chartered Accountants, of Vancouver, British Columbia, with Coopers & Lybrand, L.L.P., of Spokane, Washington, effective until the next annual general meeting of the Shareholders of the Corporation or until a successor is appointed. There were no disagreements, or unresolved issues on any matter of accounting principles or practices, financial statements, disclosure or auditing scope or procedure during the period in which MacKay & Partners, Chartered Accountants, audited the financial statements of the Corporation. MacKay & Partners, Chartered Accountants, were initially appointed auditors of the Corporation in November 1994.

Unless otherwise directed, it is management's intention to vote the proxies in favour of an ordinary resolution to appoint the firm of Coopers & Lybrand, L.L.P., 601 - W. Riverside Avenue, Suite 1600, Spokane, Washington, 99201, as auditor of the Corporation to hold office until the close of the next annual general meeting of shareholders or until Coopers & Lybrand, L.L.P., is removed from office or resigns as provided by law and by the Corporation's by-laws and to authorize the directors of the Corporation to fix the renumeration of Coopers & Lybrand, L.L.P., as auditors of the Corporation. Coopers & Lybrand, L.L.P., has been the auditor of the Corporation since June 19, 1997.

In order to be effective, an ordinary resolution requires the approval of a majority of the votes cast by shareholders who vote in respect of the resolution.

G.   Attendance of Accountants

The Corporation has been advised by Coopers & Lybrand L.L.P. that neither that firm nor any of its associates has any relationship with the Corporation or its subsidiaries other than the usual relationship that exists between independent public accountants and clients. Representatives of Coopers & Lybrand L.L.P. will not be present at the Meeting.

H.   General

All matters to be brought before the Meeting require, for the passing of same, a simple majority of the votes cast in person or by proxy at the Meeting by the holders of Common Shares. The contents and the sending of this Management Information Circular have been approved by the board of directors of the Corporation.

The Form 10 KSB of the Corporation will be provided at no charge to any shareholder upon written request for such report directed to Art Johnson, Investor Relations at the Corporation's office, 3303 North Sullivan Road, Spokane, Washington, 99216. The Corporation filed an Annual Report on Form 10 KSB with the Securities and Exchange Commission.

I.   Other Business

While there is no other business other than that mentioned in the Notice of Meeting to be presented for action by the shareholders at the Meeting, it is intended that the proxies hereby solicited will be exercised upon any other matters and proposals that may properly come before the Meeting, or any adjournment or adjournments thereof, in accordance with the discretion of the persons authorized to act thereunder.

J.   Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's executive officers, directors and persons who own more than ten percent of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and beneficial owners of more than ten percent of the Common Stock are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms received by the Corporation and on written representations from certain reporting persons that they have complied with the relevant filing requirements, the Corporation believes that all Section 16(a) filing requirements applicable to its executive officers and directors have been complied with.

K.   Shareholder Proposals for 1999 Annual Meeting

Shareholder proposals submitted for inclusion in the 1999 proxy materials and consideration at the 1999 Annual Meeting of Shareholders must be received by the Corporation by December 31, 1998. Any such proposal should comply with the rules promulgated by the Securities and Exchange Commission governing shareholder proposals submitted for inclusion in proxy materials.

                                   CERTIFICATE


The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.


DATED this 15th day of May, 1998.


                ON BEHALF OF THE MANAGEMENT OF MINERA ANDES INC.



"ALLEN V. AMBROSE"                          "ALLAN J. MARTER"
ALLEN V. AMBROSE                            ALLAN J. MARTER
Chief Executive Officer                     Chief Financial Officer

                               INSTRUMENT OF PROXY

        FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF COMMON SHAREHOLDERS

                                  June 26, 1998

The undersigned shareholder of Minera Andes Inc. (the "Corporation") hereby appoints Mr. Allen V.Ambrose, President and Director of the Corporation, or failing him Ms. Bonnie L. Kuhn, Secretary and Director of the Corporation, or instead of either of the foregoing _________________________, as proxyholder of the undersigned at the Annual General and Special Meeting of Shareholders (the "Meeting"), to be held on June 26, 1998, and at any adjournment or adjournments thereof, and at any ballot that may take place in consequence thereof to the same extent and with the same powers as if the undersigned were personally present at the Meeting with authority to vote at the said proxyholders' direction, except as otherwise specified below.

Without limiting the general powers hereby conferred, the undersigned hereby directs the said proxyholder to vote the common shares represented by this instrument of proxy in the following manner:

1.   FOR [ ]     AGAINST [ ]     WITHHOLD [ ]

     Ordinary resolution setting the number of directors to be elected at six
     (6).

2.   [ ] FOR all nominees        [ ] WITHHOLD AUTHORITY
         except as marked            to vote for all nominees
         to the contrary below.      listed below.

     Instructions:  To withhold authority to vote for any individual, strike a line through the nominee's name below.

                    Allen V. Ambrose, Armand Hansen, Bonnie L. Kuhn, John Johnson Crabb, A.D. Drummond, Allan J. Marter

     The election of the directors for the ensuing year.

3.   FOR [ ]     WITHHOLD [ ]

     Appointment of Coopers & Lybrand, L.L.P., as Auditor for the ensuing year at a remuneration to be fixed by the directors.

4.   FOR [ ]     AGAINST [ ]     WITHHOLD [ ]

     The ordinary resolution approving the amendment to the Corporation's stock option plan as more particularly set forth in the Management Information Circular.

5. At the discretion of the said proxyholder, upon any amendment or variation of the above matters or any other matter that may be properly brought before the Meeting or any adjournment thereof, in such manner as such proxy, in such proxyholder's sole judgment, may determine.

This Instrument of Proxy is solicited on behalf of the management of the Corporation. If this Instrument of Proxy is received, the shares it represents will be voted as the shareholder indicates above. If this Instrument of Proxy is received but no direction is given above, the shares will be voted in favour of the above matters.

Each shareholder has the right to appoint a proxyholder other than the persons designated above, who need not be a shareholder, to attend and act for him and on his behalf at the Meeting. To exercise such right, the names of the nominees of management should be crossed out and the name of the shareholder's appointee should be legibly printed in the blank space provided. Such shareholder should notify the nominee of his appointment, obtain his consent to act as proxy and should instruct him on how the shareholder's shares are to be voted.

This Instrument of Proxy must be dated and executed by the shareholder or dated and executed by the shareholder's attorney on behalf of the shareholder if such attorney is authorized, in writing, to do so. If executed by the shareholder's attorney, proof of written authorization must be attached to this Instrument of Proxy.

THE UNDERSIGNED HEREBY revokes any proxies previously given.

DATED this ______ day of ______________________, 1998.



_______________________________________
(signature of shareholder)


_______________________________________
(name of shareholder - Please Print)


_______________________________________
Number of Common Shares Held

                                       NOTES:

                                       1.   This Instrument of Proxy will not be
                                            valid and will not be acted upon or
                                            voted unless it is completed as
                                            outlined herein and delivered to the
                                            Corporation c/o the offices of the
                                            Montreal Trust Company of Canada,
                                            6th Floor, Western Gas Tower, 530 -
                                            8th Avenue S.W., Calgary, Alberta,
                                            T2P 3S8, at least forty eight (48)
                                            hours, excluding Saturdays and
                                            holidays, before the time set for
                                            the Meeting or any adjournment
                                            thereof.
                                       2.   If the shareholder is an individual,
                                            this Instrument of Proxy must be
                                            executed by the shareholder or his
                                            attorney authorized in writing.
                                       3.   If the shareholder is a corporation,
                                            this Instrument of Proxy must be
                                            executed under corporate seal or by
                                            a duly authorized officer or
                                            attorney of the Corporation.
                                       4.   Persons signing as executors,
                                            administrators, trustees, etc.
                                            should so indicate and give their
                                            full title as such.

                             SUPPLEMENTARY MAIL LIST
                                   RETURN CARD



NOTE: If you wish to be included in the Supplementary Mailing List of Minera Andes Inc. in order to receive its interim financial statements, please complete and return this card.

--------------------------------------------------------------------------------


TO:       Minera Andes Inc.
          3303 North Sullivan Road
          Spokane, Washington
          99216 U.S.A.



     The undersigned certifies that the undersigned is the owner of securities of Minera Andes Inc. and requests that the undersigned be placed on the Supplementary Mailing List of Minera Andes Inc. for its interim financial statements.



                                  DATED: _______________________________________


                                  NAME: ________________________________________


                                  ADDRESS: _____________________________________



                                  SIGNATURE: ___________________________________


                                  NAME AND TITLE OF PERSON SIGNING IF DIFFERENT FROM NAME ABOVE:

                                  ______________________________________________